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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported):          October 22, 1998



                               PAYMENTECH, INC.
              (Exact Name of Registrant as Specified in Charter)


           DELAWARE                     1-14224                 75-2634185
(State or other jurisdiction of    (Commission File          (I.R.S. Employer
 incorporation or organization)         Number)           Identification Number)




1601 ELM STREET, SUITE 800, DALLAS, TEXAS                         75201
(Address of principal executive offices)                        (Zip Code)




                                 214-849-2149
             (Registrant's telephone number, including area code)
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Item 5.   Other Events.

     On October 22, 1998, Paymentech, Inc., a Delaware corporation ("Paymentech"), issued a press release announcing that the Board of Directors appointed Richard W. Vague to the Paymentech Board of Directors as Chairman of the Board. In the same press release, Paymentech announced Kathryn J. Kessler was promoted to Chief Financial Officer. A copy of such press release is attached as an exhibit hereto and is incorporated by reference herein.

Item 7.   Exhibits.

     Exhibit 99     Press Release, dated October 22, 1998, of Paymentech, Inc.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 29, 1998


                                      PAYMENTECH, INC.
                                      (Registrant)



                                      By:   /s/ Philip E. Taken
                                            ------------------------------------
                                            Philip E. Taken
                                            Chief Administrative Officer,
                                            General Counsel and Secretary

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                                   EXHIBITS

Exhibit 99     Press Release, dated October 22, 1998, of Paymentech, Inc.

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